THE PBHG FUNDS, INC.

                        SUPPLEMENT DATED NOVEMBER 9, 1999
                   TO THE PROSPECTUS FOR THE PBHG CLASS SHARES
                               DATED JULY 31, 1999

This Supplement updates certain information contained in the Prospectus. This Supplement supercedes and replaces in its entirety the Supplements dated November 1, 1999 and November 4, 1999. You should retain the Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051.

Effective November 1, 1999, Michael S. Sutton, CFA, manages the PBHG Large Cap Growth Fund and the PBHG Large Cap 20 Fund. Mr. Sutton joined Pilgrim Baxter & Associates, Ltd. in October, 1999, from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios. Prior to his tenure with Loomis Sayles & Co., Mr. Sutton was a large cap growth portfolio manager with Stein, Roe & Farnham. Mr. Sutton received his BS in Finance, MBA and JD from Florida State University.

Effective November 4, 1999, Frank P. Slattery will manage the PBHG Select Equity Fund. Mr. Slattery joined Pilgrim Baxter in 1998 and has managed the PBHG New Opportunities Fund since its inception in February, 1999. Mr. Slattery's prior business experience is discussed on page 63 of the Prospectus.